Exhibit 10.1

EXECUTION VERSION

AFFIRMATION AND ASSUMPTION AGREEMENT

This Affirmation and Assumption Agreement (this “Assumption Agreement”) is made as of June 25, 2015, by LANTHEUS HOLDINGS, INC., a Delaware corporation (“Target”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”) and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent”), and the Lenders, with reference to the following facts:

A. Pursuant to that certain Amended and Restated Credit Agreement, dated as of July 3, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among LANTHEUS MI INTERMEDIATE, INC., a Delaware corporation (“Parent”), LANTHEUS MEDICAL IMAGING, INC., a Delaware corporation (“Borrower”), the lenders from time to time party thereto (each, a “Lender” and individually and collectively, the “Lenders”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent, each, a “Guarantor” and individually and collectively, jointly and severally, the “Guarantors”; Borrower and Guarantors, each a “Loan Party” and individually and collectively, jointly and severally, the “Loan Parties”), the Collateral Agent, and the Administrative Agent, the Lenders have agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof.

B. Parent has executed and delivered certain Loan Documents pursuant to which it is a Loan Party under such Loan Documents.

C. Pursuant to that certain Agreement and Plan of Merger, dated as of June 25, 2015 (the “Merger Agreement”), by and between Parent and Target, Parent will be merged with and into Target, with Target being the survivor of such merger.

D. Pursuant to that certain Certificate of Merger filed on June 25, 2015 with the Secretary of State of the State of Delaware (the “Merger Certificate”), Parent has merged with and into Target, with Target as the surviving entity of such merger (the “Merger”).

E. In order to clarify further the effect of the Merger Agreement, the Merger, and the Merger Certificate on the Loan Documents, the Secured Parties have required that Target, and Target desires to, execute and deliver this Assumption Agreement in favor and for the benefit of the Secured Parties.

F. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Target hereby agrees in favor of and for the benefit of the Secured Parties as follows:

1. Prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, Parent was a Guarantor and a party to the Credit Agreement, the Security Agreement, the Grant of Security Interest – Trademarks (as amended, restated, supplemented, or otherwise modified from time to time), and the Grant of Security Interest – Patents (as amended, restated, supplemented, or otherwise modified from time to time).

2. Target hereby affirms that upon the consummation of the Merger, Target became a Guarantor and assumed, was subject to, bound by, and liable for, all of the obligations and liabilities of Parent under the Loan Documents in the same manner as if Target itself had incurred them. Target further confirms that it is a Guarantor and is subject to, bound by, and liable for, all of the obligations and liabilities of Parent under the Loan Documents in the same manner as if Target itself had incurred them.

3. Target hereby ratifies each of the Loan Documents to which Parent was a party, the transactions contemplated therein and all actions heretofore taken by Parent in connection therewith.

4. Target hereby agrees that all rights of the Administrative Agent, the Collateral Agent, and the Lenders, and all Liens of the Collateral Agent on the Collateral (as defined in the Security Agreement) provided by Parent shall be preserved unimpaired by the Merger.

5. Target hereby agrees that Target shall be subject to and bound by each of the Loan Documents, as amended, restated, supplemented, or otherwise modified from time to time, to which Parent is a party (including the provisions thereof granting collateral security to the Collateral Agent for the benefit of the Secured Parties) and further agrees that all rights, properties and assets of Target constituting Collateral (whether acquired by Target or Parent prior to the Merger or thereafter or hereafter acquired by Target) shall serve as collateral security for all of its obligations under the Loan Documents to the fullest extent set forth in the Loan Documents.

6. Target, jointly and severally with each other Guarantor, hereby irrevocably and unconditionally guaranties the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Guaranteed Obligations, and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agents, the Lenders, and the L/C Issuer in enforcing any rights under the guaranty set forth in ARTICLE XI of the Credit Agreement. Without limiting the generality of the foregoing, Target’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Borrower to the Agents, the Lenders, and the L/C Issuer under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving Borrower. Each reference to a “Guarantor” or a “Loan Party” in the Credit Agreement and the other Loan Documents shall be deemed to include Target. Further, each reference to “Parent” in the Credit Agreement and the other Loan Documents shall be deemed to refer to Target.

7. Target hereby pledges and assigns to the Collateral Agent (and its agents and designees), and grants to the Collateral Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in and to all of Target’s right, title, and interest in and to the Collateral. Each reference to a “Grantor” in the Security Agreement shall be deemed to include Target.

8. The parties hereto agree that the Schedules attached hereto as Exhibit A supplement each respective schedule to the Credit Agreement and shall be deemed a part thereof for all purposes of the Credit Agreement.

9. Target hereby agrees to execute and deliver all agreements, documents, and instruments and to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable, as determined by the Administrative Agent or the Collateral Agent, as applicable, in their reasonable discretion, to ensure that Target’s ownership interest in the Collateral is subject to the Collateral Agent’s Liens pursuant to the Loan Documents and to further effect and carry out the agreements and covenants of Target herein.

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10. This Assumption Agreement shall be binding upon Target and its successors and assigns, and shall inure to the benefit of each Secured Party and each of their respective successors and assigns.

11. THIS ASSUMPTION AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, CONSENT TO JURISDICTION, SERVICE OF PROCESS AND VENUE, JUDICIAL REFERENCE, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 12.09 THROUGH SECTION 12.11 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned has caused an authorized officer thereof to execute and deliver this Assumption Agreement as of the day and year first above-written.

LANTHEUS HOLDINGS, INC., a Delaware corporation

By:	/s/ John Bakewell
	Name:	John Bakewell
	Title:	Chief Financial Officer and Treasurer

[SIGNATURE PAGE TO SECOND REAFFIRMATION OF LOAN DOCUMENTS]

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as the Collateral Agent and the Administrative Agent

By:	/s/ Scott Sanford
	Name:	Scott Sanford
	Title:	Its Authorized Signatory

[SIGNATURE PAGE TO SECOND REAFFIRMATION OF LOAN DOCUMENTS]

EXHIBIT A

SUPPLEMENTAL SCHEDULES TO CREDIT AGREEMENT

See attached.

Schedule 6.01(e) Subsidiaries

Subsidiary Name	Jurisdiction of Organization	Ownership of outstanding Capital Stock
Lantheus Medical Imaging, Inc.	Delaware	100% owned by Lantheus Holdings, Inc.

Schedule 6.01(f) Litigation; Commercial Tort Claims

None.

Schedule 6.01(i) ERISA

None.

Schedule 6.01(n) Real Property

None.

Schedule 6.01(q) Insurance

Lantheus Holdings, Inc.

331 Treble Cove Road

North Billerica, MA 01862 USA

Type of Insurance	Company	Policy Number
Property – Global	American Home Assurance Company	21565733
Property – Canadian	American Home Assurance Company	21565733
Stop Gas – Puerto Rico	Mapfire Praico Insurance Company	1225148000446
Umbrella	National Union Fire Insurance Company of Pittsburgh, PA	BE017101430
Excess Liability	Navigators Insurance Company	NY15EXR746560IV
Excess Products & Professional Liability	Ironshore Specialty Insurance Company	1283003
Excess Products & Professional Liability	Navigators Specialty Insurance Company	PH15LEX072200NC
Excess Products & Professional Liability	Syndicates 2623/623 at Lloyd’s (Beazley)	W17B26150101
Excess Products & Professional Liability	Indian Harbor Insurance Company	SXS003987502
Excess Products & Professional Liability	LifeScienceRisk	LSR-XS-00056-15
Primary D&O and Fiduciary Liability	AIG Specialty Insurance Company	02-834-89-15
Excess D&O	Berkley Insurance Company	18013383
Excess D&O	National Union Fire Insurance Company of Pittsburgh, PA	02-841-30-20
D&O Excess - Side A Only	Zurich American Insurance Company	DOC 9380162-06
Employment Practices	National Union Fire Insurance Company of Pittsburgh, PA	28348913
Employment Practices	National Union Fire Insurance Company of Pittsburgh, PA	28348921
Special Coverage (K&R)	National Union Fire Insurance Company of Pittsburgh, PA	17-724-061

Schedule 6.01(y)(i) Name; Jurisdiction of Organization; Organizational ID Number;

Chief Place of Business; Chief Executive Office; Federal Employer Identification Number

Name	Jurisdiction of Organization	Organizational ID Number	Chief Executive Office	FEIN
Lantheus Holdings, Inc.	Delaware	4465397	331 Treble Cove Road North Billerica, MA 01862	32-2318913

Schedule 7.02(a) Existing Liens

None.

Schedule 7.02(b) Existing Indebtedness

None.

Schedule 7.02(c) – Permitted Dispositions

None.

Schedule 7.02(e) Existing Investments

Investments listed on Schedule 6.01(e).

Schedule 7.02(k) Limitations on Dividends and Other Payment Restrictions

None.